SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 11, 2004

InfoSonics Corporation

(Exact name of registrant as specified in its charter)

Maryland	005-79915	33-0599368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Pacific Center Blvd. San Diego, CA 92121
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (858) 373-1600

ITEM 5. OTHER EVENTS

On August 11, 2004, InfoSonics Corporation (the “Company”) announced its financial results for the quarter ended June 30, 2004.  A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b) Financial Statements.

Not Applicable.

(c)                                Exhibits.

99.1                         Press Release issued August 11, 2004.

ITEM 9.     REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

On August 11, 2004, the Company announced its financial results for the quarter ended June 30, 2004.  A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 12 of Form 8-K under Item 9 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2004	INFOSONICS CORPORATION

	By:	/s/ Joseph Ram
Joseph Ram
Chief Executive Officer